Principal Funds, Inc.
Supplement dated June 17, 2024
to the Prospectus and Statement of Additional Information
both dated March 1, 2024
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR INTERNATIONAL FUND I
On June 12, 2024, the Fund’s Board of Directors approved a change to the name of the International Fund I. On July 31, 2024, the International Fund I will change its name to the International Equity Fund. On that date, delete all references in this Prospectus to the International Fund I, and replace with International Equity Fund.
On July 31, 2024, delete the two paragraphs in the Principal Investment Strategies section in their entirety and replace with the below, with the underlined sentences reflecting the change:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests primarily in foreign equity securities, including emerging market securities. The Fund typically invests in foreign securities of at least ten countries. The Fund invests in equity securities of small, medium, and large market capitalization companies.
The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund uses derivatives to enhance returns and to manage investment risks. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund uses currency forwards, futures, and options.
On July 31, 2024, add the following alphabetically under Principal Risks:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.

On July 31, 2024, delete the Investment Advisor and Sub-Advisor and Portfolio Managers sections, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Paul H. Blankenhagen (since 2024), Portfolio Manager
•George Maris (since 2024), Portfolio Manager

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
On July 31, 2024, in the Strategy and Risk Table for the International Fund I (which will be amended to read International Equity, effective July 31, 2024), add an “X” in the row for Derivatives.

MANAGEMENT OF THE FUNDS
On July 31, 2024, under The Manager and Advisor section, under Funds, add International Equity to the list in alphabetical order.
On July 31, 2024, under The Sub-Advisors section, delete the Sub-Advisor: Origin Asset Management LLP section.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Under Distribution and/or Service (12b-1) Fees, in the Class J Shares section, delete the second paragraph and footnote and replace with the following:
Effective July 1, 2024, the Distributor has voluntarily agreed to limit the distribution fees attributable to Class J, reducing the Funds’ distribution fees for Class J shares by 0.010%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
*For the period from January 1, 2021 to June 30, 2024, the voluntary waiver was 0.020%.
The changes described below are being made to the Statement of Additional Information.
On June 12, 2024, Fritz Hirsch retired as an Independent Board Member effective immediately. As such, delete all references to Mr. Hirsch from the Statement of Additional Information.
On June 12, 2024, the Fund’s Board of Directors approved a change to the name of the International Fund I. On July 31, 2024, the International Fund I will change its name to the International Equity Fund. On that date, delete all references in this Statement of Additional Information to International Fund I, and replace with International Equity Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
On July 31, 2024, delete all references to Origin Asset Management LLP and Chris Charter, Tarlock Randhawa, and Nerys Weir, in the section.
Under Rule 12b-1 Fees / Distribution Plans and Agreements, delete the fifth paragraph and footnote, following the Maximum Annualized Rule 12b-1 Fee table, and replace with the following:
Effective July 1, 2024, the Distributor has voluntarily agreed to limit the distribution fees attributable to Class J, reducing the Funds’ distribution fees for Class J shares by 0.010%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
*For the period from January 1, 2021 to June 30, 2024, the voluntary waiver was 0.020%.

PORTFOLIO MANAGER DISCLOSURE
On July 31, 2024, delete all references to Origin Asset Management LLP and Chris Charter, Tarlock Randhawa, and Nerys Weir, in the section.
In the Advisor: Principal Global Investors, LLC (Principal Equities Portfolio Managers) table, delete the rows for George Maris and Paul H. Blankenhagen and replace with the following alphabetically:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen(1): Diversified International Fund and International Equity Fund(2)
Registered investment companies	3	$852 million	0	$0
Other pooled investment vehicles	2	$3.1 billion	0	$0
Other Accounts	12	$1.4 billion	1	$313 million
George Maris(1): Diversified International Fund and International Equity Fund(2)
Registered investment companies	3	$852 million	0	$0
Other pooled investment vehicles	2	$3.1 billion	0	$0
Other accounts	12	$1.4 billion	1	$313 million
(1)Information as of May 31, 2024
(2)Effective July 31, 2024, the International Fund I changed its name to the International Equity Fund.
On July 31, 2024, in the Ownership of Securities table, delete the rows for George Maris and Paul H. Blankenhagen and replace with the following alphabetically:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen(1)	International Equity Fund(2)	None
George Maris(1)	International Equity Fund(2)	None
(1)Information as of May 31, 2024
(2)Effective July 31, 2024, the International Fund I changed its name to the International Equity Fund.
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